Cover	Oct. 19, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002143376
Document Type	S-6
Entity Registrant Name	FT 13222
Document Period End Date	Oct. 19, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objectives.

The Trust seeks an above-average dividend yield for an equity income strategy and a growing dividend income stream by investing in a diversified portfolio of common stocks of dividend-paying companies.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Sponsor selected the Securities for the Trust from the companies included in the “Guided Portfolio: Prime Income” research report as of October 6, 2026 (the “Report”) by replicating the securities contained in the Report and excluding any security that is not suitable to be included in a unit investment trust, as described below.

The Report includes companies that the Investment Committee of RBC Capital Markets, LLC (the “Investment Committee”) believes are well-established companies with durable competitive advantages and which have low business and financial risk, attractive dividend yields and some measure of capital appreciation potential. The stocks selected for the Report are also those the Investment Committee believes have the potential to produce consistent dividend payouts and the potential for dividend growth over the two-year life of the Trust.

The Investment Committee selects the securities for the Report by beginning with the universe of companies under fundamental research by RBC Capital Markets and including companies covered by third-party research groups that RBC Capital Markets collaborates with. The Investment Committee will also evaluate non-traditional income stocks for inclusion that provide a high current dividend yield relative to the group and relatively low business risk. The Investment Committee then evaluates these companies seeking those that in its opinion have a robust cash flow, reasonable leverage, high return on capital, sound business model and skilled management.

From this group, the Investment Committee then places an emphasis on the following attributes to select the final securities for Report:

•	Balance sheet strength;
•	Stability of cash flow; and
•	Established track record of dividend/distribution payments.

The Sponsor selected the final portfolio for the Trust by running the securities included in the Report through a series of quality, liquidity and suitability screens. For the quality screen, the Sponsor screened for companies with market capitalizations of typically $100 million or greater, analyst stock ratings with an average of hold or higher, investment grade bond credit ratings and stocks that trade on a major U.S. stock exchange. For the liquidity screen, the Sponsor only selected stocks that have enough daily liquidity to adequately support the buying and selling of the anticipated number of shares on any given day to meet the Trust’s purchases and/or redemption requirements. Lastly, only those securities that fit within the Trust’s investment objective and are suitable to be included in a unit investment trust are eligible to be included in the Trust’s portfolio. Sector concentrations are also limited to a maximum of 35% per sector.

While not a part of the Trust’s portfolio selection process, the Trust also invests in REITs, foreign securities, depositary receipts and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objectives of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.